EXHIBIT 10.4
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                             SUBORDINATION AGREEMENT
                             -----------------------

     THIS SUBORDINATION AGREEMENT ("Agreement") is made as of April 21, 2003, by BLUEBIRD FINANCE LIMITED, a company organized under the laws of the British Virgin Islands, ("Bluebird"), SIGNATURE EYEWEAR, INC., a California corporation ("Borrower") and HOME LOAN AND INVESTMENT COMPANY, a Colorado corporation ("Lender").

                                    RECITALS
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          A. WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement (the "Loan Agreement") of even date herewith whereby Lender agrees to lend to Borrower the original principal amount of Three Million and No/100ths Dollars (US$3,000,000.00) (the "Loan") and a revolving line of credit in an amount not to exceed Five Hundred Thousand and No/100ths Dollars (US$500,000.00) (the "Credit Loan"). The Loan is evidenced by that certain promissory note (the "Note") of even date herewith in the original principal amount of Three Million and No/100 Dollars (US$3,000,000.00). The Credit Loan is evidenced by that certain promissory note (the "Credit Note") of even date herewith in the original principal amount of Five Hundred Thousand and No/100ths Dollars (US$500,000.00) (the Note and the Credit Note are collectively referred to herein as the "Notes"). Each of the Notes are made by Borrower and payable to Lender, and secured by the Financing Statements, Letter of Credit and such other documents securing the payment and performance of the indebtedness and other obligations of Borrower to Lender under the Loan Agreement. Capitalized terms used herein without further definition have the meanings given to them in the Loan Agreement.

          B. WHEREAS, Bluebird and Borrower have entered into that certain Credit Facility of even date herewith wherein Bluebird has agreed to make available to Borrower a revolving credit facility in an amount not to exceed Four Million One Hundred Fifty Thousand and No/100 Dollars ($4,150,000.00) ("Credit Facility"). Bluebird and Borrower have also entered into that certain Stock Purchase Agreement of even date herewith wherein Bluebird has agreed to subscribe for $800,000.00 of preferred stock in Borrower ("Preferred Stock") (the Preferred Stock and Credit Facility shall be collectively referred to as the "Bluebird Obligations".)

                                    AGREEMENT

     IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN, AND SUBJECT TO THE TERMS OF THIS AGREEMENT AND THE RELATED LOAN DOCUMENTS, Bluebird, Borrower and Lender hereby agree as follows:

     1. To secure the payment and performance of the indebtedness and other obligations of Borrower to Lender under the Loan Documents and in consideration of the extension of the Loan and the Credit Loan to Borrower, Bluebird and Borrower agree and covenant that Bluebird's interests in Borrower, including without limitation any of Bluebird's rights to receive distributions, income, profits, compensation, return of capital or equity in Borrower, including without limitation such rights under or arising from the Bluebird Obligations, are and shall be subject, subordinate and inferior to (a) the security interest in the Collateral granted by Borrower to Lender under the Loan Agreement, and all right, title and interest of Lender in the Collateral, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Borrower to Lender evidenced by the Loan Documents which cover or affect the Collateral ("Security Documents").

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     2. Until the indebtedness secured by the Loan Documents shall have been paid in full, Bluebird and Borrower further agree that Borrower may only make the following payments under or arising from the Bluebird Obligations: (a) scheduled quarterly payments of principal of the Credit Facility in an amount not to exceed Seventy Two Thousand Five Hundred and No/100ths Dollars (US$72,500.00) (starting no earlier than the second anniversary of this Agreement); (b) scheduled interest payments pursuant to the terms of the Credit Facility; and (c) dividend payments pursuant to the terms of the Preferred Stock, provided that no Event of Default has occurred and is continuing or would be caused, in whole or in part, by such permitted payments. Such permitted payments specifically exclude any other rights of Bluebird to receive payments, distributions, income, profits, compensation, return of capital or equity in Borrower. Bluebird and Borrower agree that any payment or distribution in violation of this Agreement, as reasonably determined by Lender, shall be held in trust by Bluebird for the benefit of Lender, and shall be payable to Lender upon Lender's written demand to Bluebird. Lender shall not be obligated to provide notice of an Event of Default to Bluebird prior to Lender's written demand for any such funds held in trust by Bluebird pursuant to this Agreement.

     3. Notwithstanding any provisions of this Agreement or the other Loan Documents to contrary, Lender agrees that it shall not cause any amendment or extension of any Loan Document, the result of which, at any time, directly or indirectly (a) changes the maturity dates of the Notes, (b) changes the dates for any payments under the Notes (except as a result of acceleration of the repayment of the Notes), or (c) increases Borrower's interest payments or indebtedness to Lender under the Loan Documents, in each case without Bluebird's prior written consent.

     4. Upon the occurrence of an Event of Default which is not cured by Borrower in accordance with the Loan Agreement, Lender shall provide to Bluebird written notice of such Event of Default and Borrower's failure to cure such Event of Default at least five (5) working days prior to Lender's exercise of its available remedies as a secured creditor pursuant to the Code; provided, however, this provision shall not restrict Lender's right to (a) declare all outstanding principal and interest under the Note or Credit Note immediately due and payable, (b) draw upon the Letter of Credit, or (c) claim and transfer to Lender's account the debenture referred to in Section 7 of the Loan Agreement, and shall in no event preclude Lender from taking any action necessary to protect or secure the Collateral, including Lender taking possession of any or all of the Collateral, during such period of time.

     5. The execution and delivery of this Agreement shall not subject Lender to, or transfer or pass to Lender, or in any way affect or modify, the liability of Borrower under any or all of the Loan Documents hereby subordinated.

     6. Borrower hereby agrees and acknowledges that neither the acceptance of this Agreement by Lender nor the exercise of, or failure to exercise, any right, power or remedy conferred upon Lender in this Agreement shall be deemed or construed to obligate Lender, or its successors or assigns, to pay any sum of money, take any action or incur any liability in connection with any of the Loan Documents hereby subordinated to Lender.

     7. Any notice required to be given to any party pursuant to any provision of this Agreement shall take effect upon receipt, shall be in writing and sufficient if delivered personally or sent by telecopier (with written confirmation from the receiving party of receipt by the receiving party), or nationally recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand, and, if mailed by registered or

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certified mail, shall be deemed received three (3) days after having been deposited in a receptacle for United States mail postage prepaid, addressed as follows:

                        (a) If to Borrower:

                            Signature Eyewear
                            498 N. Oak Street
                            Inglewood, California 90302
                            Telephone No.: (310) 330-2733
                            Facsimile No.: (310) 330-2770
                            Attention: Michael Prince

                        (b) If to Lender:

                            Home Loan and Investment Company
                            145 North 4th Street
                            P.O. Box 100
                            Grand Junction, CO  81502
                            Telephone No.: (970) 254-0844
                            Facsimile No.: (970) 254-0873
                            Attention: Craig Springer

                        (c) If to Bluebird:

                            Bluebird Finance Limited
                            P.O. Box 957
                            Road Town, Tortola
                            British Virgin Islands
                            Attention:  The Directors


     Any party may change its address for the giving of notice hereunder by notice so given. Bluebird agrees to provide Borrower and Lender with a current street address and facsimile number within ten (10) days of the execution of this Agreement.

     8. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     9. This Agreement shall be binding upon Bluebird and Borrower, their Subsidiaries, Affiliates, shareholders, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

     10. This Agreement, the Note and the other Loan Documents described therein, shall be governed by and construed in accordance with the laws of the State of Colorado (without

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regard to conflicts of law principles) and the laws of the United States applicable to transactions within such state.

     11. BORROWER AND BLUEBIRD HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MESA, STATE OF COLORADO AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER AND BLUEBIRD EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER AND BLUEBIRD HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER AND BLUEBIRD BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AND BLUEBIRD, AT THE ADDRESS SET FORTH IN THIS AGREEMENT, THE LOAN DOCUMENTS OR AS LAST PROVIDED TO LENDER BY BORROWER OR BLUEBIRD AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN RECEIVED.









                         [Signatures on following page]










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     IN WITNESS WHEREOF, Bluebird and Borrower have executed this Agreement on the date first written above.

     BORROWER:

     SIGNATURE EYEWEAR, INC.,
     a California corporation


     By: /s/ Michael Prince
         --------------------------
     Name:  Michael Prince
         --------------------------
     Its:   Chief Financial Officer
         --------------------------


     BLUEBIRD:

     BLUEBIRD FINANCE LIMITED,
     a company organized under the laws of the British Virgin Islands


     By: /s/ Sze Chung Man
         --------------------------
     Name: Sze Chung Man
         --------------------------
     Its:  Director
         --------------------------


     LENDER:

     HOME LOAN AND INVESTMENT COMPANY,
     a Colorado corporation


     By: /s/ Ronald J. Richardson
         --------------------------
     Name: Ronald J. Richardson
         --------------------------
     Its:  President
         --------------------------



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